SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
January 22, 2003

                                FORWARD INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

New York	0-6669	13-1950672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Green Road Suite E
Pompano Beach, Florida 33064
(Address of Principal Executive Offices)

Registrant's Telephone Number, including
area code:  (954) 419-9544

(Former Address, if changed since last report)

Item 7 Financial Statements

            (c) Exhibits

            Exhibit No.      Exhibit

            99.1                 Press Release of Forward Industries Inc. on January 22, 2002

Item 9: Regulation FD Disclosure

                On January 22, 2003, the registrant issued the attached press release reporting its operating results for the fiscal quarter ended December 31, 2002.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 22, 2003		FORWARD INDUSTRIES, INC.

	By:	//s// Douglas W. Sabra___________
Name: Douglas W. Sabra
Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit #	Exhibit
99.1	Press Release issued by Forward Industries, Inc. on January 22, 2002.